UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2020

Tetraphase Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35837	20-5276217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Arsenal Way Watertown, Massachusetts		02472
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 715-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	TTPH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed on June 24, 2020, Tetraphase Pharmaceuticals, Inc. (“Tetraphase”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with La Jolla Pharmaceutical Company, a California corporation (“La Jolla”), and TTP Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of La Jolla (“Purchaser”). On July 28, 2020, La Jolla completed the acquisition of Tetraphase for $43.0 million upfront cash plus potential future cash payments of up to $16.0 million pursuant to contingent value rights (“CVRs”). Following the acquisition, Tetraphase became a wholly owned subsidiary of La Jolla.

Pursuant to the terms of the Merger Agreement, the upfront cash consideration was as follows: (i) $2.00 per share of Tetraphase common stock (including common stock underlying restricted stock units, performance-based stock units and pre-funded warrants); (ii) $2.68 per share of Tetraphase common stock underlying the common stock warrants issued by Tetraphase in November 2019; and (iii) $2.69 per share of Tetraphase common stock underlying the common stock warrants issued by Tetraphase in January 2020. Tetraphase equity holders received, for each share of Tetraphase common stock, one non-tradeable CVR. The holders of the CVRs are entitled to receive potential future cash payments of up to $16.0 million in the aggregate upon the achievement of certain net sales of XERAVA™ (eravacycline) for injection in the U.S. as follows: (i) $2.5 million if 2021 XERAVA U.S. net sales are at least $20 million; (ii) $4.5 million if XERAVA U.S. net sales are at least $35 million during any calendar year ending on or prior to December 31, 2024; and (iii) $9.0 million if XERAVA U.S. net sales are at least $55 million during any calendar year ending on or prior to December 31, 2024.

The foregoing summaries of the Merger Agreement and the transactions contemplated respectively thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement, the Form of Support Agreement and the Form of Exchange Agreement, attached as Exhibits 2.1, 10.2 and 10.3, respectively, to the Current Report on Form 8-K filed by Tetraphase on June 24, 2020, which are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 28, 2020, Tetraphase (a) notified the Nasdaq Global Select Market (“Nasdaq”) of the consummation of the Merger and (b) requested that Nasdaq (i) halt trading in the Shares for July 28, 2020 and suspend trading of the Shares effective July 28, 2020, and (ii) file with the Securities and Exchange Commission (“SEC”) a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Tetraphase intends to file a certification on Form 15 with the SEC requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, (i) each of Leonard Patrick Gage, Larry Edwards, Garen Bohlin, Steven Boyd, Jeffrey Chodakewitz, John Freund, Gerri Henwood, Guy Macdonald, Keith Maher and Nancy Wysenski resigned from his or her respective position as a member of Tetraphase’s Board of Directors, and any committee thereof, effective at the Effective Time (as defined in the Merger Agreement); (ii) Leonard Patrick Gage resigned from his position as Chairman of Tetraphase’s Board of Directors; (iii) Larry Edwards resigned from his positions as President and Chief Executive Officer; (iv) Maria Stahl resigned from her positions as Chief Business Officer and General Counsel; and (v) Christopher Watt resigned from his position as Senior Vice President, Finance.

Effective as of the Effective Time, (i) Kevin Tang and Craig Johnson became members of Tetraphase’s Board of Directors; (ii) Larry Edwards became President, and “principal executive officer,” as such term is defined under the Exchange Act, of Tetraphase; and (iii) Michael Hearne became Chief Financial Officer, and “principal financial officer” and “principal accounting officer,” as such terms are defined under the Exchange Act, of Tetraphase. Information about Messrs. Tang, Johnson and Hearne is contained in La Jolla’s and Purchaser’s Offer to Purchase, dated June 29, 2020, which information is incorporated herein by reference. Information about Mr. Edwards is contained in Tetraphase’s Annual Report on Form 10-K, which information is incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, the certificate of incorporation and bylaws of Tetraphase were amended and restated in their entirety, effective as of the Effective Time. Copies of Tetraphase’s amended and restated certificate of incorporation and amended and restated bylaws are included as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among La Jolla, Purchaser and Tetraphase, dated June 24, 2020 (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Tetraphase on June 24, 2020)

3.1	Fifth Amended and Restated Certificate of Incorporation of Tetraphase Pharmaceuticals, Inc.

3.2	Amended and Restated Bylaws of Tetraphase Pharmaceuticals, Inc.

10.2	Form of Support Agreement, dated June 24, 2020, by and among La Jolla, Purchaser and the stockholder named therein (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC by Tetraphase on June 24, 2020)

10.3	Form of Exchange Agreement, dated June 24, 2020, by and among La Jolla, Purchaser and the holder named therein (incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC by Tetraphase on June 24, 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRAPHASE PHARMACEUTICALS, INC.

	By:	/s/ Larry Edwards
Date: July 29, 2020		Name: Larry Edwards
Title: President